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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           DATE OF REPORT: MAY 1, 2001
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                             ----------------------


            COLORADO                     0-28484                84-1232688
 -------------------------------       ------------         -------------------
 (State or other jurisdiction of       (Commission             (IRS Employer
  incorporation or organization)       File Number)         Identification No.)



                 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234
               --------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants
(i) On May 1, 2001, QualMark Corporation dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee and Board of Directors approved the decision to change independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through May 1, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through May 1, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 1, 2001, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent accountants

(i) The Registrant engaged Arthur Andersen LLP as its new independent accountants as of May 1, 2001. During the two most recent fiscal years and through May 1, 2001, the Registrant has not consulted with Arthur Andersen LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Arthur Andersen LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS
           (c)  Exhibits.
           The following exhibit is filed with this report on Form 8-K:

           16.1 Letter dated May 1, 2001 from PricewaterhouseCoopers LLP, Registrant's certifying accountant.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUALMARK CORPORATION
                                            (Registrant)


Date: May 3, 2001                           By:  /s/ CHARLES D. JOHNSTON
                                               ---------------------------------
                                               Charles D. Johnston
                                               President and CEO


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                                  EXHIBIT INDEX

                                                                                                             Sequentially
      Exhibit                                                                                                  Numbered
      Number             Description                                                                             Page
      ------             -----------                                                                         ------------
       16.1              Letter dated May 1, 2001 from PricewaterhouseCoopers LLP, Registrant's certifying accountant.